Exhibit 32

Certification Persuant to Section 906 of the Sarbanes-Oxley Act of 2002

(18 U.S.C. 1350)

Persuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350) the undersigned General Partners of TASA Products Limited, a Washington limited partnership (the "Company"), do hereby certify, to the best of such General Partner's knowledge and belief, that:

1. The Quarterly Report on Form 10-Q for the period ended June 30, 2007 (the "Form 10-Q) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and 2. The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

2. The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/MICHEL E. MAES	/s/JAMES R. STEFFEY
Michel E. Maes	James R. Steffey
Co-General Partner	Co-General Partner
Date: 7-26-07	Date: 7-26-07